--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  December 8, 1997
                                                   ----------------

                                V-ONE CORPORATION
--------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
                                               -------


Delaware                                                          52-1953278
(State or other jurisdiction of incorporation)         (IRS Employer Identification No.)


20250 Century Boulevard - Suite 300
Germantown, Maryland                                       20874
--------------------
(Address of principal executive offices)                   (Zip Code)



                      Registrant's telephone number, including area code:

                                        (301) 515-5200
                                        --------------


--------------------------------------------------------------------------------
                (Former name or former address, if changed since last report.)

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


   Item 5.  OTHER EVENTS.
            ------------

        On December 8, 1997, V-ONE Corporation, a Delaware corporation ("Company"), issued 4,000 shares of Series A Convertible Preferred Stock ("Series A Stock") to Advantage Fund II Ltd. ("Advantage") for $4 million in the aggregate. Each share of Series A Stock is convertible into shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock") and warrants to purchase shares of Common Stock ("Series A Warrants").

        As a result of the issuance of the 4,000 shares of Series A Stock, the Company issued to Wharton Capital Partners, Ltd. ("Wharton") for its services as placement agent, warrants to purchase 60,000 shares of Common Stock at an exercise price of $4.725 per share ("Agent Warrants"). The number of shares issuable on exercise of the Agent Warrants and the exercise price per share is subject to adjustment in certain circumstances. The Company also paid Wharton a fee of $200,000. The Agent Warrants expire on December 8, 2002. The terms of the Series A Stock and the Agent Warrants were determined by the Company's Board of Directors.

        On December 8, 1997, the Company and Advantage entered into a commitment letter ("Commitment Letter") pursuant to which the Company agreed to issue, and Advantage agreed to purchase, shares of a new series of preferred stock for $4 million on the same terms and conditions as the Series A Stock, subject to certain conditions, some of which are that (1) the Company obtain shareholder approval with respect to the issuance of the Series A Stock and any new series of preferred stock, (2) the Company's stockholders' equity is at least $13.5 million, and (3) the ratio of the Company's total liabilities to stockholders' equity is not less than 1:4. The commitment becomes effective 90 days after the filing of the registration statement described below, and expires on December 8, 1998. The Company may terminate the Commitment Letter at any time, on ten days' prior notice. Advantage also has the right to terminate the Commitment Letter in certain circumstances. The Company is obligated to pay Advantage a non-refundable commitment fee of $3,333 per month.

        Under the Subscription Agreement dated December 3, 1997 between the Company and Advantage, (1) the Company agreed not to sell any equity securities or securities convertible into equity securities entitling the holder to purchase shares of the Company's Common Stock at a price below the market price of the Common Stock on the date of such issuance or acquisition ("Discounted Securities") until 90 days have elapsed since the registration statement described below has been declared effective by the Securities and Exchange Commission ("SEC") and (2) the Company granted Advantage a right of first refusal on sales of Discounted Securities until December 8, 1998. Under a letter dated October 22, 1997 between the Company and Wharton ("Wharton Letter"), the Company granted Wharton an exclusive on certain offshore or discounted financings for a period ending on the 60th day following the date such registration statement is declared effective by the SEC and a right of first refusal on any offshore or discounted financings until June 8, 1998. Wharton has agreed that its rights as described in the preceding sentence are subject and secondary to the rights of Advantage and do not apply to any sale of preferred stock pursuant to the Commitment Letter.

        Under the Wharton Letter, the Company is obligated to issue additional warrants to Wharton to purchase 15,000 shares of Common Stock for each $1 million of additional financing provided by persons introduced by Wharton (including the transaction contemplated by the Commitment Letter) at an exercise price of $4.725 per share and to pay Wharton a fee equal to 5% of the amount raised.

        The net proceeds of the offering ($3.8 million) have been, and the net proceeds of any additional issuance of pursuant to the Commitment Letter will be, used for general working capital purposes.

        On December 3, 1997, the Company entered into a registration rights agreement with Advantage ("Advantage Registration Rights Agreement") and, on December 8, 1997, the Company entered into a registration rights agreement with Wharton ("Wharton Registration Rights Agreement" and, collectively with the Advantage Registration Rights Agreement, the "Registration Rights Agreements"). Under the Registration Rights Agreements, the Company is obligated to file a registration statement with the SEC by January 7, 1998 registering the shares of Common Stock issuable upon conversion of the Series A Stock and the shares of Common Stock issuable on exercise of the Series A Warrants and the Agent Warrants. The Company anticipates registering 2,250,000 shares of Common Stock under this registration statement, including 250,000 shares of Common Stock that may be used to pay dividends on the Series A Stock. Advantage and Wharton have also been granted certain piggy-back registration rights.


        The following is a summary of the terms of the Series A Stock:

        DIVIDENDS. Each share of Series A Stock is entitled to receive dividends at a rate of $50.00 per annum, which are cumulative and accrue without interest (other than with respect to dividends in arrears). Dividends are payable on March 1, June 1, September 1 and December 1 of each year. Dividends not paid when due bear interest at 12% per annum. The Company may pay dividends on the Series A Stock in shares of Common Stock valued at the "Computed Price" of the Common Stock. The "Computed Price" of a share of Common Stock is the product of the applicable "Conversion Percentage" (which term is described below) and the "Average Market Price." The "Average Market Price" is the average of the lowest sale price on the Nasdaq National Market on each of the five trading days having the lowest sale price during the 25 consecutive trading days prior to measurement date, which in the case of a dividend paid in shares of Common Stock is the dividend payment date.

        No dividends may be paid on any parity dividend stock or junior dividend stock (such as the Common Stock) until all accrued and unpaid dividends are paid on the Series A Stock.

        CONVERSION RIGHTS. Each share of Series A Stock is convertible at the option of the holder into shares of Common Stock and Series A Warrants. The number of Series A Warrants issuable on conversion of a share of Series A Stock is the number of shares of Common Stock issued on conversion per share of Series A Stock divided by 5. The exercise price per share of each Series A Warrant is $4.77 per share. Each Series A Warrant is exercisable for 5 years from the date of conversion. The number of shares of Common Stock issuable on exercise of the

Series A Warrants and the exercise price per share is subject to adjustment in certain circumstances.

        The number of shares of Common Stock issuable per share of Series A Stock is determined by dividing the sum of (a) $1,000, (b) accrued and unpaid dividends, and (c) interest on dividends in arrears ("Conversion Amount") by the lesser of (1) $4.77 ("Ceiling Price") and (2) the product of the applicable Conversion Percentage and the Average Market Price on the conversion date. The "Conversion Percentage" is generally 85%; however, if (1) the Company fails to file the registration statement when required under the Advantage Registration Rights Agreement, (2) the registration statement is not ordered effective by the SEC within 90 days after December 8, 1997 or the Company fails to request acceleration of the effective date of such registration statement when required under the Advantage Registration Rights Agreement, (3) the registration statement ceases to be available for use by any holder of Series Stock that is named therein as a selling stockholder for any reason, or (4) a holder of Series A Stock becomes unable to convert any shares of Series A Stock in accordance with the Certificate of Designations of Series A Convertible Preferred Stock ("Certificate of Designations") (other than by reason of the 4.9% limitation described below), then the applicable percentage is permanently reduced by 2% per month up to a maximum aggregate reduction in the Conversion Percentage of 10%. However, in lieu of such reduction, the Company can make cash payments equal to 2% of aggregate subscription price per share of Series A Stock (which amount is limited to 10% of the aggregate subscription price). The Conversion Amount is adjusted in the event the Company issues certain rights or warrants or distributes to the holders of securities junior to the Series A Stock evidences of indebtedness or assets.

        No holder of Series A Stock is entitled to receive shares of Common Stock on conversion of its Series A Stock to the extent that the sum of (1) the shares of Common Stock owned by such holder and its affiliates and (2) the shares of Common Stock issuable on conversion of the Series A Stock would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. Beneficial ownership for this purpose is determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

        If a holder tenders his or her shares of Series A Stock for conversion and does not receive certificates for all of the shares of Common Stock and Series A Warrants to which such holder is entitled when required, then, among other things, the Ceiling Price otherwise applicable to such conversion is reduced by $.0954 and the Conversion Percentage otherwise applicable to such conversion is reduced by 2%.

        RANKING. The Series A Stock ranks (1) senior to the Common Stock, (2) on a parity with any additional series of the class of preferred stock, which series the Board of Directors may from time to time authorize, (3) on a parity with the shares of any additional class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize in accordance herewith, which class (or series thereof) by its terms ranks on a parity with the shares of Series A Stock and

(4) senior to any other class or series of preferred stock (other than as stated in the immediately preceding clauses (2) and (3)) of the Company.


        STATED CAPITAL. Under the Certificate of Designations, the amount to be represented in stated capital at all times for each share of Series A Stock is required to be the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) to the extent legally available, the accrued but unpaid dividends on such share of Series A Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of determination by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, at the time of such determination, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of such determination. The Company is required to take such action as may be required to maintain the required amount of stated capital not less frequently than monthly.

        VOTING RIGHTS. The Series A Stock generally has no voting rights except as otherwise provided by the Delaware General Corporation Law. However, the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Stock, voting separately as a class, will be required for
(1) any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company's Certificate of Incorporation if the amendment, alteration or repeal materially and adversely affects the powers, preferences or special rights of the Series A Stock, or (2) the creation and issuance of any security of the Company that is senior to the Series A Stock as to dividend rights or liquidation preference; provided, however, that any increase in the authorized preferred stock of the Company or the creation and issuance of any stock that is both junior as to dividend rights and liquidation preference is not deemed to affect materially and adversely such powers, preferences or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series A Stock except as otherwise required by law.

        MANDATORY REDEMPTION. The Certificate of Designations provides that the Company is not obligated to issue, upon conversion of the Series A Stock, more than the number of shares of Common Stock that the Company may issue pursuant to the rules of Nasdaq ("Maximum Share Amount"), less aggregate number of shares of Common Stock issued by the Company as dividends on the Series A Stock. The Company will seek approval from the holders of Common Stock to issue shares of Common Stock in connection with the Series A Stock in excess of the amounts permitted by Nasdaq Rule 4460(i)(1)(D).

        If the Company would not be obligated to convert shares of Series A Stock because of the Maximum Share Amount limitation, the Company is required to give a notice to that effect to each holder of Series A Stock. In such event, a holder may require the Company to redeem such portion of its Series A Stock that cannot be converted as a result of this limitation at the "Share Limitation Redemption Price." The "Share Limitation Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Certificate of Designations, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

        In addition, the Company is obligated to redeem all outstanding shares of Series A Stock on December 8, 2000 at the "Redemption Price." The "Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of
(1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Certificate of Designations, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

        OPTIONAL REDEMPTION BY THE COMPANY. As long as the Company is in compliance in all material respects with its obligations to the holders of Series A Stock under the Certificate of Designations and the Advantage Registration Rights Agreement, the Company may redeem all or, from time to time, part of the outstanding shares of Series A Stock at the Redemption Price.

        OPTIONAL REDEMPTION BY THE HOLDERS OF SERIES A STOCK. In the event an "Optional Redemption Event" occurs, each holder of Series A Stock has the right to require the Company to redeem all or a portion its shares of Series A Stock at the "Optional Redemption Price." "Optional Redemption Event" means any one of the following: (1) for any period of five consecutive trading days there is no closing bid price of the Common Stock on any national securities exchange or the Nasdaq National Market; (2) the Common Stock ceases to be listed for trading on the Nasdaq National Market, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the Nasdaq SmallCap Market; (3) the inability for 30 or more days (whether or not consecutive) of any holder of shares of Series A Stock who is entitled to optional redemption rights to sell such shares of Common Stock issued or issuable on conversion of shares of Series A Stock pursuant to the registration statement described above for any reason on each of such 30 days; (4) the Company fails or defaults in the timely performance of any material obligation to a holder of shares of Series A Stock under the terms of the Certificate of Designations or under the Advantage Registration Rights Agreement or any other agreements or documents entered into in connection with the issuance of shares of Series A Stock; (5) any consolidation or merger of the Company with or into another entity (other than a merger or consolidation of a subsidiary of the Company into the Company or a wholly owned subsidiary of the Company) where the shareholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq National Market, the NYSE, the AMEX or the Nasdaq SmallCap Market; or (6) the taking of any action, including any amendment to the Company's Certificate of Incorporation, that materially and adversely affects the rights of any holder of shares of Series A Stock.

        The "Optional Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and
(3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Certificate of Designations, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

        LIMITATIONS ON REDEMPTIONS AND TENDER OFFERS. Neither the Company nor any subsidiary of the Company may redeem, repurchase or otherwise acquire any shares of Common Stock or other securities of the Company junior to the Series A Stock in dividend rights or liquidation preference ("Junior Stock") if the number of shares so repurchased, redeemed or otherwise acquired in such transaction or series of related transactions (excluding any shares surrendered to the Company in accordance with one of its stock option plans) is more than either (x) 5% of the number of shares of Common Stock or such Junior Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions or (y) 1% of the number of shares of Common Stock or Junior Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions if such transaction or series of related transactions is with any one person or group of affiliated persons, unless the Company or such subsidiary offers to purchase for cash from each holder of shares of Series A Stock at the time of such redemption, repurchase or acquisition the same percentage of such holder's shares of Series A Stock as the percentage of the number of outstanding shares of Common Stock or Junior Stock, as the case may be, to be so redeemed, repurchased or acquired at a purchase price per share of Series A Stock equal to the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on such share of Series A Stock, plus (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of purchase by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for this purchase, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of purchase.

        Neither the Company nor any subsidiary of the Company may (1) make any tender offer or exchange offer ("Tender Offer") for outstanding shares of Common Stock, unless the Company contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Company or any subsidiary of the Company, unless such person agrees with the Company to make an offer, in either such case to each holder of outstanding shares of Series A Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series A Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series A Stock equal to the greater of (i) the quotient obtained by dividing
(a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on such share of Series A Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of purchase by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for this purchase, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the highest price per share of Common Stock offered in such Tender Offer.

        SINKING FUND. The shares of Series A Stock are not subject to the operation of a purchase, retirement or sinking fund.

        LIQUIDATION PREFERENCE. The holders of the Series A Stock are entitled to a liquidation preference of $1,000 per share plus accrued and unpaid dividends plus interest on accrued and unpaid dividends in arrears.

        The   descriptions  of  the  Certificate  of  Designations  and  of  the
agreements and other documents described in this Form 8-K are qualified in their entirety by reference to the exhibits filed with this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1     Press Release dated December 9, 1997.

99.2 Certificate of Elimination of Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

99.3     Certificate of Designations of Series A Convertible Preferred Stock

99.4     Amended and Restated Bylaws, as of November 21, 1997.

99.5 Subscription Agreement dated as of December 3, 1997 between V-ONE Corporation and Advantage Fund II Ltd.

99.6 Registration Rights Agreement dated as of December 3, 1997 between V-ONE Corporation and Advantage Fund II Ltd.

99.7 Commitment Letter dated December 8, 1997 between V-ONE Corporation and Advantage Fund II Ltd.

99.8 Registration Rights Agreement dated as of December 8, 1997 between V-ONE Corporation and Wharton Capital Partners, Ltd.

99.9 Warrant to purchase 60,000 shares of Common Stock issued on December 8, 1997 by V-ONE Corporation to Wharton Capital Partners, Ltd.

99.10    Letter  agreement   between  V-ONE   Corporation  and  Wharton  Capital
         Partners, Ltd. dated October 22, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  December 15, 1997



                                V-ONE CORPORATION



                                By:/s/ Charles B. Griffis
                                   ------------------------------------------
                                Name:  Charles B. Griffis
                                Title: Senior Vice President, Chief Financial
                                       Officer and Treasurer